UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018 (June 25, 2018)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

New England Life Insurance Company, an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (the “Company”), sponsors the New England Life Insurance Company Agents’ Retirement Plan and Trust (the “NELICO Plan”), which includes among its investment options a Company stock fund that is invested in the common stock (the “Common Stock”) of the Company (the “Company Stock Fund”). On June 25, 2018, the NELICO Plan provided notice to the Company and the NELICO Plan participants of a blackout period for the NELICO Plan that will begin on July 26, 2018 and is expected to end no later than August 17, 2018 (the “Blackout Period”).

The Blackout Period is being implemented to facilitate a change in record keeper for the NELICO Plan to a new vendor, including the transfer of plan and participant account information. During the Blackout Period, participants in the NELICO Plan will be unable to access their plan accounts or redirect the investments of their plan accounts or receive a distribution from the NELICO Plan, including being unable to sell any shares held through the Company Stock Fund. The Company Stock Fund is currently closed to new investments.

On June 29, 2018, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the Company’s equity securities that will apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation Blackout Trading Restriction (or Regulation BTR) under the Securities Exchange Act of 1934, as amended. A copy of the Notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

As described in the Notice, during the Blackout Period, the Company’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company acquired in connection with his or her service or employment as a director or executive officer, except pursuant to a limited number of exceptions provided by law. The term “equity security” includes, without limitation, the Company’s Common Stock, options to purchase the Company’s Common Stock and other derivative securities which derive their value from the Company’s Common Stock.

During the Blackout Period, and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and end dates of the Blackout Period, by contacting Milliman by mail at: Milliman (DC plan code 411BHB), 3800 American Blvd W, Suite 400, Minneapolis, MN 55431, or by telephone at: 866-767-1212.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Trading Blackout Dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name: D. Burt Arrington
Title: Corporate Secretary

Date: June 29, 2018

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